                                                                    EXHIBIT 10.8

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) IN COMPLIANCE WITH RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION.

                                    WARRANT
                                    -------

                          TO PURCHASE COMMON STOCK OF
                               PJ AMERICA, INC.

     THIS WARRANT ("Warrant") certifies that, for the value and consideration received, as further described below, PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation, ("Holder"), is entitled to purchase from PJ AMERICA, INC., a Delaware corporation (the "Company"), TWO HUNDRED TWENTY FIVE THOUSAND (225,000) shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), upon the terms and conditions set forth herein. This Warrant has been issued for and in consideration of holder's grant of area development rights to the Metropolitan Area of Vancouver, British Columbia, Canada and the Commonwealth of Puerto Rico, holder's consent as franchisor of the Papa John's franchise system to the initial public offering (the "IPO") of the Common Stock, holder's waiver of certain rights of first refusal and other rights holder has under various franchise and development agreements with your franchisees (which propose to merge with and into PJ America, Inc. immediately prior to the IPO), namely, Extra Cheese, Inc., Twice the Cheese, Inc., Textra Cheese Corp., PJV, Inc. and PJVA, Inc., all as summarized in that certain letter agreement dated May 20, 1996, and for other good and valuable consideration received on the date hereof, the receipt and sufficiency of which the Company hereby acknowledges.

     1.   PURCHASE PRICE; EXERCISE.
          ------------------------

          1.1 PURCHASE PRICE. The purchase price ("Purchase Price") for each share of Common Stock subject to purchase hereunder upon exercise of this Warrant shall be a price per share equal to the lesser of (i) $1.00 per share of Common Stock less than the offering price per share of Common Stock in the IPO or (ii) 90% of the offering price per share of Common Stock in the IPO, subject to adjustment as provided in Section 3.1.

          1.2 EXERCISE. The right to purchase Common Stock represented by this Warrant may be exercised, in whole or in part (but not as to a fractional share of Common Stock), at any time during the "Exercise Period" (as defined in
Section 1.5.a.), upon presentation
and surrender of this Warrant, together with a properly executed purchase form in the form of Exhibit A attached hereto (the "Purchase Form"), at the Company's principal office in Birmingham, Alabama (or such other office or agency of the Company as the Company may designate by notice in writing to Holder) and by payment in full of the Purchase Price for each share of Common Stock as to which this Warrant is exercised in the manner provided in this Section 1.2.

          1.3 PAYMENT OF EXERCISE PRICE. The Company shall accept as payment for the Exercise Price a check payable to the order of the Company in an amount equal to the Purchase Price multiplied by the number of shares for which this Warrant is being exercised (the "Exercise Price"), shares of Common Stock having a value based on "Current Market Price Per Share" (as defined in Section 3.4) after the date of receipt by the Company of the Purchase Form, equal to the Exercise Price, a combination of check and shares of Common Stock having a current Market Price Per Share equal to the Exercise Price (less the amount of the check), or any other form acceptable to the Company. No fractional shares of Common Stock shall be accepted by the Company as payment of the Exercise Price. If holder makes payment only in Common Stock, the shares shall be rounded to the lowest whole number of shares and the balance of the Exercise Price shall be paid in cash. All shares of Common Stock used for the payment of the Exercise Price shall be delivered by holder free and clear of all liens and encumbrances and in transferable form.

          1.4 DELIVERY OF SHARE CERTIFICATES. Certificates for the shares of Common Stock so purchased shall be issued to Holder, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as provided in Section 1.3. Certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding 60 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to Holder within such time. The Company may postpone delivery of shares of Common Stock until it receives satisfactory proof that the issuance or transfer of the shares will not violate any of the provisions of the Act or the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder or the requirements of applicable state law relating to authorization, issuance or sale of securities, or until there has been compliance with the provisions of such Act, rule and regulations, or such state laws.

     1.5  EXERCISE PERIOD; CANCELLATION.
          -----------------------------

          A. This Warrant shall be exercisable at any time and from time to time from the date of the initial closing of the IPO (the "IPO Closing Date") until the fifth anniversary of the IPO Closing Date (the "Exercise Period").

          B. The Company, in obtaining certain consents, waivers and other agreements of Holder, represented to Holder that the IPO would be declared effective by the Securities and Exchange Commission and closed no later than two years after the date of issuance of this Warrant. If for any reason the IPO is not closed within such time, then (i) this

Warrant shall be cancelled, without any action or notice by any party hereto, and (ii) at the option of Holder, exercisable at any time within 30 days following termination of such two year period by written notice to the Company, all area development and franchise rights granted to the Company with respect to the Metropolitan Area of Vancouver, British Columbia, Canada and the Commonwealth of Puerto Rico, including, without limitation, all agreements, entitlements, authorizations, licenses, franchises and other rights incident thereto, may be terminated and, thereafter, shall be of no further force or effect other than those terms and provisions thereof which by their terms survive termination thereof; provided, Holder shall have no right, by virtue of the provisions hereof, to cancel or terminate any such agreements or other rights specified herein which relate to any Papa John's stores that the Company or any of its affiliates then have opened or under development in such territories.

     2.   CERTAIN COVENANTS OF THE COMPANY.
          --------------------------------

          2.1 RESERVATION OF COMMON STOCK. During the Exercise Period, the Company shall at all times have authorized and reserved (free of preemptive or other similar rights), for the exclusive purpose of issuance upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for exercise of this Warrant in full.

          2.2 ISSUANCE OF CERTIFICATES FOR SHARES. All shares of Common Stock issued pursuant to this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall pay when due any and all federal and state transfer taxes and charges which are payable upon issuance or delivery of the certificates for the shares of Common Stock upon exercise of this Warrant; provided, that the Company shall not be required to pay any transfer tax or charge which is payable in connection with the transfer of shares to any individual other than Holder, nor will the Company have an obligation to issue or deliver any certificates until any such transfer tax shall have been paid or until it has been established to the Company's satisfaction that no such tax is due.

     3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES SUBJECT TO WARRANT. The Exercise Price and the number of shares of Common Stock (or other securities of the Company) issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

          3.1 ADJUSTMENT FOR DIVIDENDS, COMBINATIONS, SUBDIVISIONS OR RECLASSIFICATION OF COMMON STOCK. If the Company at any time after the date this Warrant is issued, (i) shall declare or pay any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock, (ii) shall subdivide shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or (iii) shall combine or consolidate the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then in each such event the number of shares of Common Stock issuable on such date shall be adjusted so that Holder, upon the exercise of this Warrant, shall be entitled to receive the aggregate number of shares of Common Stock which Holder would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification had Holder exercised this Warrant immediately prior to such event.

          3.2 DISTRIBUTIONS OF SUBSCRIPTION RIGHTS OR CONVERTIBLE SECURITIES. If the Company shall fix a record date for the issuance to all holders of Common Stock of rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock (other than those referred to in Section 3.5), then in each such event the number of shares of Common Stock that Holder may purchase pursuant to this Warrant after such record date, upon the exercise of this Warrant, shall equal the product of the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such record date multiplied by a fraction, the numerator of which shall be the then Current Market Price Per Share on such record date and the denominator of which shall be the then Current Market Price Per Share on such record date less the then fair market value (as determined in good faith be the Board of Directors, which determination shall be conclusive) of such subscription rights, options or warrants, or of such convertible or exchangeable securities distributed with respect to one such share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          3.3 ADJUSTMENT OF PURCHASE PRICE. Simultaneously with any adjustment of the total number of shares of Common Stock purchasable upon the exercise of this Warrant pursuant to Sections 3.1 and 3.2, the Purchase Price per share shall be adjusted to equal the quotient resulting from dividing the number of shares (including fractional share interests) covered by this Warrant immediately after such adjustment into the Exercise Price payable upon the full exercise of this Warrant. The adjustments provided for in this Section 3.3 shall become effective immediately after the opening of business on the day next following (a) the record date of such dividend, (b) the date upon which such subdivision, combination or reclassification shall become effective, or (c) the record date of issuance of the subscription rights or convertible securities described in Section 3.2.

          3.4 CURRENT MARKET PRICE DEFINED. For all purposes of this Agreement, the "Current Market Price Per Share" shall be determined by the Company's Board of Directors in good faith (which determination shall be conclusive); provided, however, that if a public market for the Common Stock exists at the time of such exercise, the Current Market Price Per Share shall be the average of the closing bid and asked prices of the Common Stock quoted on the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Midwestern Edition of The Wall Street Journal for the five trading days prior to the date of determination of the Current Market Price Per Share.

          3.5 ISSUANCE OF COMMON STOCK AT LESS THAN CURRENT MARKET PRICE. If the Company sells and issues shares of any Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into Common Stock) that is less than the then Current Market Price Per Share of such Common Stock, then the Purchase Price per share shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price per Share in effect immediately prior thereto by a fraction, the numerator of which shall be the aggregate number of shares of Common Stock that would be purchased at the Current Market Price Per Share upon payment of the aggregate price in any such sale, subscription or purchase (or the sum of the aggregate initial conversion price of the convertible securities so to be offered plus any consideration paid to the Company to acquire such securities), and the denominator of which shall be the aggregate number of shares of Common Stock to be offered in any such subscription or purchase (or into which the convertible securities so to be offered are initially convertible). Such adjustment shall be made successively whenever an issuance covered by this Section 3.5 is made. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Corporation, whose determination shall be conclusive. Notwithstanding anything in this Section 3.5 to the contrary, the adjustments set forth in this Section 3.5 shall not apply to: (i) issuances of Common Stock pursuant to this Warrant; (ii) shares, rights, options, warrants or convertible or exchangeable securities issued in a transaction covered by another subsection of this Section 3.5; or (iii) shares of Common Stock or other securities, or options or rights in respect thereof, issued to full-time employees of the Company or its subsidiaries in the ordinary course of business as compensation for services rendered or to be rendered or as part of an employee incentive program.

          3.6 DISTRIBUTIONS OTHER THAN CASH OR SECURITIES. If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including a distribution made in connection with a consolidation or merger in which the Company is the continuing corporation, other than a consolidation or merger in respect of which an adjustment is made pursuant to
Section 3.7) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus, or dividends payable in Common Stock), or of subscription rights or warrants (excluding those referred to in Section 3.c.), then the Exercise Price per share to be in effect after such record date shall be determined by multiplying the Exercise Price per share in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Share on such record date, as adjusted on a per share basis to reflect the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price Per Share. Such adjustments shall be made successively whenever such a record date is fixed; provided, in the event that such distribution is not so made, the Exercise Price per share shall again be adjusted to be the Exercise Price per share which would then be in effect if such record date had not been fixed.

          3.7 ADJUSTMENTS FOR REORGANIZATIONS OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or spin-off, split-up or split-off involving the Company, or the sale of all or substantially all of its assets to another corporation, or other similar event (hereinafter, a "Reorganization"), shall be effected in such a way that holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock (or such other securities), then, as a condition of such Reorganization, lawful and adequate provision shall be made so that Holder shall thereafter have the right to purchase and receive, upon the exercise of this Warrant, the aggregate number, type and class of shares of stock, securities or assets which the Holder would have been entitled to receive upon such Reorganization had the number of shares of Common Stock for which this Warrant was exercised been outstanding immediately prior to such Reorganization. If upon any such Reorganization different holders of Common Stock shall be entitled to receive different forms of consideration, the form of such consideration thereafter deliverable to Holder upon exercise of this Warrant shall be determined by the Board of Directors of the Company. The provisions of this Section 3.7 shall similarly apply to successive Reorganizations.

          3.8 PAR VALUE LIMITATION. Before taking any action that would cause an adjustment reducing the Purchase Price per share below the then par value per share, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock as such adjusted Purchase Price per share.

          3.9 NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, dividend, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the holder of this Warrant against impairment.

          3.10 NOTICE OF ADJUSTMENTS. Upon any adjustment of the Purchase Price per share or the number of shares of Common Stock purchasable upon exercise of this Warrant, then, and in each such case, the Company shall give written notice thereof stating the Purchase Price per share resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. If the Company declares a dividend or any other distribution on its Common Stock (other than a cash dividend), or prepares to take any other action which would result in an adjustment to the Purchase Price per share or the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company shall mail to the holder of this Warrant, at least 20 days prior to the applicable date hereinafter specified, a notice stating (a) the record date for such dividend or distribution or, if a record date is not established, the day as of which the holders of Common Stock of record to be entitled to such dividend or distribution are to be determined, or (b) the date on which such other action is expected to affect the Purchase Price per share or the exercise rights of the holder hereof. The Company shall not effect a consolidation, merger or sale, unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger, or the corporation which purchases such assets, shall have given (a) prior written notice to the holder, stating the date such consolidation, merger or sale is expected to become effective, and the date on which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, and (b) shall have assumed, by written instrument executed and mailed to Holder, the obligation to deliver to Holder such shares of stock, securities or assets (in accordance with the provisions set forth Section 3.7) such Holder may be entitled to purchase upon exercise of this Warrant.

     4.   REGISTRATION AND TRANSFER OF WARRANTS.
          -------------------------------------

          4.1 TRANSFERABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to compliance with applicable securities laws, the "Registration Rights Agreement" (defined in Section 5) and the provisions of Section 4.3, this Warrant is transferable by the registered holder hereof or by his attorney duly authorized in writing at the principal office of the Company (or other office or agency of the Company designated by the Company by written notice to the holder hereof) without charge upon surrender of this Warrant properly endorsed and delivery of the Form of Assignment attached hereto as Exhibit B. Upon any such transfer, the Company will promptly issue a new warrant in exchange for this Warrant.

          4.2 WARRANT REGISTER OF COMPANY. The Company or its duly appointed agent shall maintain a separate register for this Warrant on which the issuance and all transfers of this Warrant shall be registered. All transfers of this Warrant shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of this Warrant as the actual owner of this Warrant until the Company or its agent records a transfer of this Warrant on its register. Subject to the provisions of Section ?, the Company and its agent shall be required to record any such transfer when it receives the Warrant to be transferred properly endorsed by the registered holder thereof.

          4.3 LEGEND. This Warrant is endorsed, and each Warrant subsequently issued upon any transfer of this Warrant, and any certificates for Common Stock issued upon exercise of this Warrant, shall be likewise endorsed, with the following legend:

          This Warrant and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws. This Warrant and the securities issuable upon exercise hereof are "Restricted Securities" as defined in Rule 144 promulgated under the Act and may not be sold or otherwise distributed except (i) in conjunction with an effective registration statement under the Act and applicable state securities laws, (ii) in compliance with Rule 144 and an exemption under applicable state securities laws, or (iii) pursuant to an opinion of counsel satisfactory to the Company that such registration or compliance is not required as to such sale, offer or distribution.

The Company may also instruct its transfer agent not to transfer any of said securities unless the conditions of the foregoing legend are satisfied.

          4.4 COMPLIANCE WITH SECURITIES LAWS. Holder, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and that Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Holder, by acceptance hereof, further acknowledges that the transfer of this Warrant and the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant (the "Securities") are subject to the provisions of the Registration Rights Agreement, which includes restrictions on transfer of the Securities; and that the Securities shall be entitled to all rights and benefits accorded thereto in the Registration Rights Agreement, and that the Registration Rights Agreement is hereby incorporated herein by this reference.

     5. REGISTRATION RIGHTS. Upon exercise of this Warrant, Holder shall have and be entitled to exercise, together with all other holders of Common Stock obtaining registration rights in connection with the IPO, piggy-back registration rights with respect to the shares of Common Stock issued to holder on exercise of this Warrant, upon the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit C (the "Registration Rights Agreement"). By its receipt of this Warrant, Holder agrees to be bound by the Registration Rights Agreement upon exercise of this Warrant as a party thereto.

     6.   MISCELLANEOUS.
          -------------

          6.1 NO FRACTIONAL SHARES. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant and the shares of Common Stock issuable upon such exercise shall be rounded to the lowest whole number of shares with the balance of the aggregate Exercise Price returned to Holder in cash.

          6.2 TERMINATION. Upon expiration of the Exercise Period, this Warrant and all rights of Holder hereunder shall be null and void and of no further effect; provided, that the rights and obligations of the Company and Holder contained in Sections 4.3, 4.4 and 5 shall survive the expiration of this Warrant.

          6.3 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

          6.4 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

          6.5 CAPTIONS. The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement and shall not in any way restrict or modify the context and substance of any section or paragraph of this Agreement.

          6.6 NOTICES. All notices and other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered against a written receipt, if delivered to a reputable express messenger service (such as Federal Express, UPS or

DHL Courier) for overnight delivery, when sent by confirmed telephone facsimile
(fax) or sent by registered, express or certified U.S. mail, with postage prepaid, addressed as follows:

     If to Company:         PJ America, Inc.
                            9109 Parkway East
                            Birmingham, Alabama 35206
                            Attn:  Douglas S. Stephens, President
                            Fax:  (205) 836-6630

     If to Holder by mail:   Papa John's International, Inc.
                             P.O. 99900
                             Louisville, KY 40269-9990
                             Attn:  Charles W. Schnatter, Senior Vice President,
                                     General Counsel and Secretary
     If to Holder by
      courier, hand
      delivery or fax:       Papa John's International, Inc.
                             11492 Bluegrass Parkway, Suite 175
                             Louisville, KY 40299
                             Attn:  Charles W. Schnatter, Senior Vice President,
                                     General Counsel and Secretary
                             Fax: (502) 266- 2991

or to such other address or addresses as any of the parties to this Agreement shall furnish to the others in writing. Notices shall be deemed given when personally delivered, when delivered to an express messenger service, when transmitted by confirmed fax or when deposited in the U.S. mail in accordance with the foregoing provisions. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date of confirmation of a fax, or the date on the return receipt, as applicable.

          6.7 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, PJ AMERICA, INC., has caused this Warrant to be signed by its duly authorized officers this _____ day of ____________________, 1996.



                              PJ AMERICA, INC.


                              By:
                                 -------------------------------------
                                    Douglas S. Stephens, President

ATTEST:



- -------------------------
Michael M. Fleishman,
Secretary

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________ the right represented by the within Warrant to purchase __________________ shares of Common Stock of PJ AMERICA, INC., to which the within Warrant relates, and appoints _____________________ attorney to transfer such right on the books of PJ AMERICA, INC., with full power of substitution in the premises.


Date:                  , 19
     ------------------    ---      ---------------------------------
                                     (Signature must conform in all
                                      respects to name of holder as
                                      specified on the face of the
                                      Warrant)


                                      -------------------------------
                                      Address

Signed in the presence of:



- --------------------------------

                                 PURCHASE FORM
                                 TO BE EXECUTED
                            UPON EXERCISE OF WARRANT


     The undersigned hereby exercises the right to purchase ______ shares of Common Stock, $0.01 par value per share, of PJ AMERICA, INC., a Delaware corporation (the "Shares") evidenced by the within Warrant according to the terms and conditions thereof, and herewith makes payment of the Exercise Price of such Shares in full. The undersigned hereby requests that certificates for such shares be issued in the name of the undersigned, and requests that a new Warrant be issued to the undersigned, in the name of the undersigned, representing any balance of shares evidence by this Warrant after the exercise hereof by the undersigned.



                                 Dated:
                                         ---------------------------------

                                 Name:
                                        ----------------------------------
                                                  (Please print)


                                 Soc. Sec. No.:
                                                 -------------------------

                                 Address:
                                           -------------------------------
                                                    (Please print)



                                 Signature:
                                             -----------------------------